EXHIBIT 10(b)
FORM A OF SEVERANCE AGREEMENT
THE SHERWIN-WILLIAMS COMPANY
SEVERANCE AGREEMENT
     THIS SEVERANCE AGREEMENT (this “Agreement”), dated as of                     , 20___, is made and entered into by and between THE SHERWIN-WILLIAMS COMPANY, an Ohio corporation (“Company”) and                                                              (“Executive”).
RECITALS:
A.	Executive is a senior executive of Company or one or more of its Subsidiaries (as defined below) and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of Company.

B.	Company recognizes that the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty it may create among management, may result in the distraction or departure of management personnel, to the detriment of Company and its stockholders.

C.	Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives, including Executive, applicable in the event of a Change in Control.

D.	Company wishes to ensure that its senior executives are not unduly distracted by the circumstances attendant to the possibility of a Change in Control and to encourage the continued attention and dedication of such executives, including Executive, to their assigned duties with Company.

E.	Company desires to provide additional inducement for Executive to continue to remain in the employ of Company.
     NOW, THEREFORE, Company and Executive agree as follows:
1.	Certain Defined Terms. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:
          (a) “Base Pay” means Executive’s annual base salary rate as in effect from time to time.
          (b) “Board” means the Board of Directors of Company.
          (c) “Cause” means that, prior to any termination pursuant to Section 3(a)(iii), Executive shall have:
          (d) been convicted of a criminal violation involving, in each case, fraud, embezzlement or theft in connection with Executive’s duties or in the course of Executive’s employment with Company or any Subsidiary;
          (i) committed intentional wrongful damage to property of Company or any Subsidiary; or

          (ii) committed intentional wrongful disclosure of secret processes or confidential information of Company or any Subsidiary;
and any such act shall have been demonstrably and materially harmful to Company. For purposes of this Agreement, no act or failure to act on the part of Executive will be deemed “intentional” if it was due primarily to an error in judgment or negligence, but will be deemed “intentional” only if done or omitted to be done by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of Company. Notwithstanding the foregoing, Executive will not be deemed to have been terminated for “Cause” hereunder unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board then in office (excluding Executive if Executive is then a member of the Board) at a meeting of the Board called and held for such purpose, after reasonable notice to Executive and an opportunity for Executive, together with Executive’s counsel (if Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, Executive had committed an act constituting “Cause” as herein defined and specifying the particulars thereof in reasonable detail. Nothing herein will limit the right of Executive or Executive’s beneficiaries to contest the validity or propriety of any such determination.
          (e) “Change in Control” means the occurrence during the Term of any of the following events:
          (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding Voting Stock of Company; provided, however, that:
          (1) for purposes of this Section 1(d)(i), the following acquisitions will not constitute a Change in Control: (A) any acquisition of Voting Stock directly from Company that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock by Company or any Subsidiary, (C) any acquisition of Voting Stock by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Company or any Subsidiary, and (D) any acquisition of Voting Stock by any Person pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of Section 1(d)(iii) below;
          (2) if any Person is or becomes the beneficial owner of 20% or more of combined voting power of the then-outstanding Voting Stock as a result of a transaction described in clause (A) of Section 1(d)(i)(1) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock representing 1% or more of the then-outstanding Voting Stock, other than in an acquisition directly from Company that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;
          (3) a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 20% or more of the Voting Stock as a result of a reduction in the number of shares of Voting Stock outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting

Stock representing 1% or more of the then-outstanding Voting Stock, other than as a result of a stock dividend, stock split or similar transaction effected by Company in which all holders of Voting Stock are treated equally; and
          (4) if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of 20% or more of the Voting Stock inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 20% of the Voting Stock, then no Change in Control shall have occurred as a result of such Person’s acquisition; or
          (ii) a majority of the Board ceases to be comprised of Incumbent Directors; or
          (iii) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), unless, in each case, immediately following such Business Transaction (A) the Voting Stock outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity or any parent thereof), more than 50% of the combined voting power of the then outstanding shares of voting stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns Company or all or substantially all of Company’s assets either directly or through one or more subsidiaries), (B) no Person (other than Company, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding shares of voting stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or
          (iv) approval by the shareholders of Company of a complete liquidation or dissolution of Company, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of Section 1(d)(iii).
          (v) For purposes of this Section 1(d), the term “Incumbent Directors” shall mean, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director initially elected or nominated as a director as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies by or on behalf of such director) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.
          (f) “Code” means the Internal Revenue Code of 1986, as amended.
          (g) “Common Shares” means shares of common stock, no par value, of Company.
          (h) “Employee Benefits” means the perquisites, benefits and service credit for benefits as provided under any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by Company or a Subsidiary), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by Company or a Subsidiary, providing benefits and service credit for benefits at least as great in the aggregate as are payable thereunder immediately prior to a Change in Control.
          (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (j) “Good Reason” means the occurrence of one or more of the following events:
          (i) Failure to elect or reelect or otherwise to maintain Executive in the office or the position, or a substantially equivalent or better office or position, of or with Company and/or a Subsidiary (or any successor thereto by operation of law or otherwise), as the case may be, which Executive held immediately prior to a Change in Control, or the removal of Executive as a Director of Company and/or a Subsidiary (or any successor thereto) if Executive shall have been a Director of Company and/or a Subsidiary immediately prior to the Change in Control;
          (ii) Failure of Company to remedy any of the following within 10 calendar days after receipt by Company of written notice thereof from Executive: (A) a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with Company and any Subsidiary which Executive held immediately prior to the Change in Control, (B) a reduction in Executive’s Base Pay received from Company and any Subsidiary, (C) a reduction in Executive’s Incentive Pay opportunity as compared with the Incentive Pay opportunity most recently paid prior to the Change in Control, or (D) the termination or denial of Executive’s rights to Employee Benefits or a reduction in the scope or value thereof;
          (iii) The liquidation, dissolution, merger, consolidation or reorganization of Company or the transfer of all or substantially all of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise) to which all or substantially all of its business and/or assets have been transferred (by operation of law or otherwise) assumed all duties and obligations of Company under this Agreement pursuant to Section 11(a);
          (iv) Company requires Executive to have Executive’s principal location of work changed to any location that is in excess of 30 miles from the location thereof immediately prior to the Change in Control, or requires Executive to travel away from Executive’s office in the course of discharging Executive’s responsibilities or duties hereunder at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of Executive in any of the three full years immediately prior to the Change in Control without, in either case, Executive’s prior written consent; or
          (v) Without limiting the generality or effect of the foregoing, any material breach of this Agreement by Company or any successor thereto.
          (k) “Incentive Pay” means an annual bonus, incentive or other payment of compensation, in addition to Base Pay, made or to be made in regard to services rendered in any year pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of Company or a Subsidiary, or any successor thereto. “Incentive Pay” does not include any stock option, stock appreciation, stock purchase, restricted stock, private equity, long-

term incentive or similar plan, program, arrangement or grant, whether or not provided under a plan, program or arrangement described in the preceding sentence.
          (l) “Severance Period” means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control, or (ii) Executive’s death;
          (m) “Subsidiary” means an entity in which Company directly or indirectly beneficially owns 50% or more of the outstanding voting stock of such entity.
          (n) “Term” means the period commencing as of the date hereof and expiring on the close of business on December 31, 2008; provided, however, that (i) commencing on January 1, 2008 and each January 1 thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, Company or Executive shall have given notice that Company or Executive, as the case may be, does not wish to have the Term extended; (ii) if a Change in Control occurs during the Term, the Term will expire on the last day of the Severance Period; and (iii) subject to Section 3(c), if, prior to a Change in Control, the Executive ceases for any reason to be a corporate officer or operating president of Company and any Subsidiary, thereupon without further action the Term shall be deemed to have expired and this Agreement will immediately terminate and be of no further effect; provided however, that this Section 1(m)(iii) shall not apply to terminate the Agreement with respect to any Executive who had a Severance Pay Agreement or Amended and Restated Severance Pay Agreement between Company and Executive in effect on February 20, 2007 and who entered into this Agreement effective February 21, 2007. For purposes of this Section 1(m), the Executive shall not be deemed to have ceased to be an employee of Company and any Subsidiary by reason of the transfer of the Executive’s employment between Company and any Subsidiary, or among any Subsidiaries.
          (o) “Termination Date” means the date on which Executive’s employment is terminated (the effective date of which will be the date of termination, or such other date that may be specified by Executive if the termination is pursuant to Section 3(b)).
          (p) “Voting Stock” means at any time, the then-outstanding securities entitled to vote generally in the election of directors of Company.
     2. Operation of Agreement. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, except as provided in Section 3(c), this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement will become immediately operative.
     3. Termination Following a Change in Control.
          (a) In the event of the occurrence of a Change in Control, Executive’s employment may be terminated by Company or a Subsidiary during the Severance Period (or pursuant to Section 3(c)) and Executive will be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:
          (i) Executive’s death;
          (ii) If Executive becomes permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, Executive immediately prior to the Change in Control; or

          (iii) Cause.
If, during the Severance Period, Executive’s employment is terminated by Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), Executive will be entitled to the benefits provided by Section 4.
          (b) In the event of the occurrence of a Change in Control, Executive may terminate employment with Company and any Subsidiary during the Severance Period for Good Reason with the right to severance compensation as provided in Section 4 regardless of whether any other reason, other than Cause, for such termination exists or has occurred, including without limitation other employment.
          (c) Anything in this Agreement to the contrary notwithstanding, if a Change in Control occurs and not more than 90 days prior to the date on which the Change in Control occurs, Executive’s employment with Company is terminated by Company, such termination of employment will be deemed to be a termination of employment after a Change in Control for purposes of this Agreement if Executive has reasonably demonstrated that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or (ii) otherwise arose in connection with or in anticipation of a Change in Control.
          (d) A termination of employment pursuant to Section 3(a), 3(b) or 3(c) will not affect any rights that Executive may have pursuant to any agreement, policy, plan, program or arrangement of Company or Subsidiary providing Employee Benefits, which rights will be governed by the terms thereof, except for any rights to severance compensation to which Executive may be entitled upon termination of employment pursuant to any employment or severance agreement or employee plan (“Other Arrangements”), which rights will be deemed to have been satisfied to the extent and only to the extent comparable benefits are provided under this Agreement. This Section 3(d) is intended to avoid duplication of payments and benefits under this Agreement and under the Other Arrangements and this Section should be interpreted as being intended to insure that, in circumstances in which Executive is entitled to severance and other benefits under Section 4 of this Agreement and under the Other Arrangements, the total severance amounts and value of benefits received by Executive will be equal to the amounts and benefits provided under the agreement or arrangement that provides for the greatest amounts and benefits, but Executive shall not be entitled to duplication of such amounts and benefits.
     4. Severance Compensation.
          (a) If, following the occurrence of a Change in Control, Company or Subsidiary terminates Executive’s employment during the Severance Period other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), or if Executive terminates Executive’s employment pursuant to Section 3(b), Company will be obligated to make the following payments and provide the following benefits to Executive.
          (i) Within ten business days after the occurrence of an event described in Section 4(a) above, Company shall pay, in a lump sum, an amount equal to three (3) times the sum of (A) Base Pay (at the highest rate in effect for any period within three years prior to the Termination Date), plus (B) an amount equal to the greater of: (x) the average of the Incentive Pay earned or received by Executive during the three year period immediately preceding the Termination Date, or (y) the Executive’s target Incentive Pay for the year in which the Termination Date occurs (assuming the Executive achieves 100% of any stated goals); provided, however, that if payment to Executive would constitute a “deferral of compensation” under Section 409A of the Code, Executive (or Executive’s beneficiary) will receive payment of the amounts described in this Section 4(a)(i) upon the earlier of (i) six (6) months following Executive’s “separation from service” with Company (as such phrase is defined in Section 409A of the Code) or (ii) Executive’s death.

          (ii) For a period of eighteen (18) months following the Termination Date (the “Continuation Period”), Company shall arrange to provide Executive, at no cost to Executive, with medical and dental benefits substantially similar to those that Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 1(i)(ii)). The Continuation Period shall be considered to be the period during which Executive shall be eligible for continuation coverage under Section 4980B of the Code, and Company shall reimburse Executive for the amount of the premiums for such continuation coverage; provided, however that without otherwise limiting the purposes or effect of Section 6, the benefits otherwise receivable by Executive pursuant to this Section 4(a)(ii) will be reduced to the extent comparable welfare benefits are actually received by Executive from another employer during the Continuation Period following Executive’s Termination Date, and any such benefits actually received by Executive shall be reported by Executive to Company. If any benefit described in this Section 4(a)(ii) is subject to tax, Company will pay to Executive an additional amount such that after payment by Executive or Executive’s dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, if Company determines that the provision of benefits under this Section 4(a)(ii) is likely to result in negative tax consequences to Executive, Company will use its reasonable best efforts to make other arrangements to provide a substantially similar benefit to Executive that does not have such negative tax consequences, which may include, making a lump sum payment at the earliest time permitted under Section 409A of the Code, in an amount equal to Company’s reasonable determination of the present value of any such benefits that, if provided, would result in negative tax consequences to Executive and/or providing such benefit through insurance coverage on Executive’s behalf.
          (iii) Executive shall be entitled to outplacement services by a firm selected by Executive, at the expense of Company in an amount not to exceed ten percent (10%) of Base Pay; provided, however, that all such outplacement services must be completed, and all payments by Company must be made, by December 31 of the second calendar year following the calendar year in which the Termination Date occurs.
          (b) Without limiting the rights of Executive at law or in equity, if Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the “prime rate” as set forth from time to time during the relevant period in The Wall Street Journal “Money Rates” column. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.
          (b) Unless otherwise expressly provided by the applicable plan, program or agreement, after the occurrence of a Change in Control, Company will pay in cash to Executive a lump sum amount equal to the sum of (i) any unpaid Incentive Pay that would have been earned, accrued, allocated or awarded to Executive for any performance period ending prior to the Change in Control (regardless of whether (x) payment of such compensation is contingent on the continuing performance of services by Executive or (y) the bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement pursuant to which such Incentive Pay would otherwise be payable permits pro-ration), plus (ii) the value of any annual bonus or long-term Incentive Pay (including, without limitation, incentive-based annual cash bonuses and performance units, but not including any equity-based compensation or compensation provided under a qualified plan) payable pursuant to any performance period that is outstanding on the date of the Change in Control. Such payment will be made at the earlier of (x) the date prescribed for payment pursuant to the applicable plan, program or agreement, and (y) within five business days after the Change in Control. In the case of clauses (i) and (ii), any applicable vesting requirements will be disregarded. In the case of clause (ii), the amount will be calculated at the greater of (1) the plan target or payout rate and (2) the amount determined based on Company’s actual results relative to the applicable performance criteria as if the performance period had ended on the date of the Change in Control, which amount will be prorated on the basis of the number of days of Executive’s participation during the applicable performance period to which the incentive pay related divided by the aggregate number of days in such performance period, taking into account service rendered through the payment date.
     5. Certain Additional Payments by the Company.
          (a) Anything in this Agreement to the contrary notwithstanding, but subject to Paragraph 7 of Annex A, in the event that this Agreement becomes operative and it is determined (as hereafter provided) that any payment (other than the Gross-Up payments provided for in this Section 5 and Annex A) or distribution by Company or any of its affiliates to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, performance share, performance unit, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a “Payment”), would be subject to the excise tax imposed by Section 4999 of the Code (or any successor provision thereto) by reason of being considered “contingent on a change in ownership or control” of Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the “Excise Tax”), then Executive will be entitled to receive an additional payment or payments (collectively, a “Gross-Up Payment”); provided, however, that no Gross-up Payment will be made with respect to the Excise Tax, if any, attributable to (i) any incentive stock option, as defined by Section 422 of the Code (“ISO”) granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment will be in an amount such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment. For purposes of determining the amount of the Gross-Up Payment, Executive will be considered to pay (x) federal income taxes at the highest rate in effect in the year in which the Gross-Up Payment will be made, (y) federal employment taxes; and and (z) state and local income taxes at the highest rate in effect in the state or locality in which the Gross-Up Payment would be subject to state or local tax, net of the maximum reduction in federal income tax that could be obtained from deduction of such state and local taxes.
          (b) The obligations set forth in Section 5(a) will be subject to the procedural provisions described in Annex A.
     6. No Mitigation Obligation. Company hereby acknowledges that it will be difficult and may be impossible for Executive to find reasonably comparable employment following Termination Date. Accordingly, the payment of the severance compensation by Company to Executive in accordance with the terms of this Agreement is hereby acknowledged by Company to be reasonable, and Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of Executive hereunder or otherwise.
     7. Legal Fees and Expenses.
          (a) It is the intent of Company that Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive’s rights in connection with any dispute arising under this Agreement because the cost and expense thereof would substantially detract from the benefits intended to be extended to Executive hereunder. Accordingly, if it should appear to Executive that Company has failed to comply with any of its obligations under this

Agreement or in the event that Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any proceeding designed to deny, or to recover from, Executive the benefits provided or intended to be provided to Executive hereunder, Company irrevocably authorizes Executive from time to time to retain counsel of Executive’s choice, at the expense of Company as hereafter provided, to advise and represent Executive in connection with any such dispute or proceeding. Notwithstanding any existing or prior attorney-client relationship between Company and such counsel, Company irrevocably consents to Executive’s entering into an attorney-client relationship with such counsel, and in that connection Company and Executive agree that a confidential relationship will exist between Executive and such counsel. Without respect to whether Executive prevails, in whole or in part, in connection with any of the foregoing, Company will pay and be solely financially responsible for any and all attorneys’ and related fees and expenses incurred by Executive in connection with any of the foregoing. Such payments will be made within five business days after delivery of Executive’s written requests for payment, accompanied by such evidence of fees and expenses incurred as Company may reasonably require.
          (b) In order to secure the benefits to be received by Executive pursuant to this Agreement and similar arrangements with other executives, Company shall establish one or more trust funds (the “Trust”). Company will deposit in such Trust, within five (5) business days after the occurrence of an event that in the reasonable opinion of the Board will likely result in a Change in Control, an amount equal to approximately the maximum aggregate benefits that could be payable to Executive under the terms of this Agreement. Any funds which may be placed into the Trust under this Agreement shall continue for all purposes to be a part of the general funds of Company subject to the claims of Company’s creditors in the event of Company’s insolvency and no person shall by virtue of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of Company. Executive shall be entitled to receive distributions from the funds held in the Trust pursuant to the terms and conditions of this Agreement and the agreement establishing the Trust between Company and the trustee. If prior to the date of a Change in Control, the Board has actual knowledge that all third parties have abandoned or terminated their efforts to effect a Change in Control and a Change in Control at that time is unlikely and the Board so advises Executive, the trust funds and interest earned thereon, if any, shall be returned to Company by the trustee. Notwithstanding the provisions of this Section 6(b), failure by Company to place such funds in Trust in no way relieves Company from its financial obligations and responsibilities to Executive under the terms of this Agreement.
          (c) All benefits to be paid pursuant to this Agreement, including any amounts paid pursuant to Section 6(a) which were not paid through the Trust established pursuant to Section 6(b), shall be paid from the general assets of the Company.
     8. Employment Rights. Nothing expressed or implied in this Agreement will create any right or duty on the part of Company or Executive to have Executive remain in the employment of Company or any Subsidiary prior to or following any Change in Control.
     9. Withholding of Taxes. Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as Company is required to withhold pursuant to any applicable law, regulation or ruling.
     10. Successors and Binding Agreement.
          (a) Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of Company, by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of Company and any successor to Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the “Company” for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by Company.
          (b) This Agreement will inure to the benefit of and be enforceable by Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.
          (c) This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 10(a) and 10(b). Without limiting the generality or effect of the foregoing, Executive’s right to receive payments hereunder will not be assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive’s will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 10(c), Company will have no liability to pay any amount so attempted to be assigned, transferred or delegated.
     11. Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as FedEx or UPS, addressed to Company (to the attention of the Secretary of Company) at its principal executive office and to Executive at Executive’s principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.
     12. Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Ohio and federal law, without giving effect to the principles of conflict of laws of such State, except as expressly provided herein.
     13. Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid or otherwise unenforceable, the remainder of this Agreement and the application of such provision to any other person or circumstance will not be affected, and the provision so held to be invalid or otherwise unenforceable will be reformed to the extent (and only to the extent) necessary to make it enforceable or valid.
     14. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement. The headings used in this Agreement are intended for convenience or reference only and will not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any provision of this Agreement. References to Sections are to Sections of this Agreement. Any reference in this Agreement to a provision of a statute, rule or regulation will also include any successor provision thereto.

     15. Effect on Prior Agreements. This Agreement shall expressly supersede and render null, void and invalid any prior severance pay agreement or agreements of a similar nature previously entered into by and between Company and Executive with respect to the subject matter of this Agreement, including but not limited to any Amended and Restated Severance Pay Agreement, effective as of April 23, 1997 or Severance Pay Agreement effective as of a subsequent date but prior to the effective date of this Agreement, between Company and Executive.
     16. Dispute Resolution. Any dispute between the parties under this Agreement will be resolved (except as provided below) through informal arbitration by an arbitrator selected under the rules of the American Arbitration Association for arbitration of employment disputes (located in the city in which Company’s principal executive offices in the United States are based) and the arbitration will be conducted in that location under the rules of said Association. Each party will be entitled to present evidence and argument to the arbitrator. The arbitrator will have the right only to interpret and apply the provisions of this Agreement and may not change any of its provisions, except as expressly provided in Section 13. The arbitrator will permit reasonable pre-hearing discovery of facts, to the extent necessary to establish a claim or a defense to a claim, subject to supervision by the arbitrator. The determination of the arbitrator will be conclusive and binding upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The arbitrator will give written notice to the parties stating the arbitrator’s determination, and will furnish to each party a signed copy of such determination. The expenses of arbitration will be borne equally by Company and Executive or as the arbitrator equitably determines consistent with the application of state or federal law; provided, however, that Executive’s share of such expenses will not exceed the maximum permitted by law. Any arbitration or action pursuant to this Section 16 will be governed by and construed in accordance with the substantive laws of the State of Ohio and, where applicable, federal law, without giving effect to the principles of conflict of laws of such State.
     17. Survival. Notwithstanding any provision of this Agreement to the contrary, the parties’ respective rights and obligations under Sections 3(d), 4, 5, 7, 9, 10(b), 16 and 18 will survive any termination or expiration of this Agreement or the termination of Executive’s employment following a Change in Control for any reason whatsoever.
     18. Beneficiaries. Executive will be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following Executive’s death, and may change such election, in either case by giving Company written notice thereof in accordance with Section 11. In the event of Executive’s death or a judicial determination of Executive’s incompetence, reference in this Agreement to “Executive” will be deemed, where appropriate, to Executive’s beneficiary, estate or other legal representative.
     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.
     20. Section 409A of the Code. To the extent applicable, it is intended that this Agreement comply with the provisions of Section 409A of the Code. This Agreement shall be administered in a manner consistent with this intent, and any provision that would cause the Agreement to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by Company without the consent of Executive).

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

THE SHERWIN-WILLIAMS COMPANY
By:
[Name and Title]

[Executive]

Annex A
EXCISE TAX GROSS-UP PROCEDURAL PROVISIONS
     (1) Subject to the provisions of Paragraph 5, all determinations required to be made under Section 5 and Annex A, including whether an Excise Tax is payable by Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by Company to Executive and the amount of such Gross-Up Payment, if any, will be made by a nationally recognized accounting firm or benefits consulting firm (the “National Firm”) selected by the Executive in Executive’s sole discretion. Executive will direct the National Firm to submit its determination and detailed supporting calculations to both Company and Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by Company or Executive. If the National Firm determines that any Excise Tax is payable by Executive, Company will pay the required Gross-Up Payment to Executive within 5 business days after receipt of such determination and calculations with respect to any Payment to Executive. If the National Firm determines that no Excise Tax is payable by Executive with respect to any material benefit or amount (or portion thereof), it will, at the same time as it makes such determination, furnish Company and Executive with an opinion that Executive has substantial authority not to report any Excise Tax on Executive’s federal, state or local income or other tax return with respect to such benefit or amount. As a result of the uncertainty in the application of Section 4999 of the Code and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the National Firm hereunder, it is possible that Gross-Up Payments that will not have been made by Company should have been made (an “Underpayment”), consistent with the calculations required to be made hereunder. In the event that Company exhausts or fails to pursue its remedies pursuant to Paragraph 5 and Executive thereafter is required to make a payment of any Excise Tax, Executive will direct the National Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both Company and Executive as promptly as possible. Any such Underpayment will be promptly paid by Company to, or for the benefit of, Executive within 5 business days after receipt of such determination and calculations.
     (2) Company and Executive will each provide the National Firm access to and copies of any books, records and documents in the possession of Company or Executive, as the case may be, reasonably requested by the National Firm, and otherwise cooperate with the National Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Paragraph 1. Any determination by the National Firm as to the amount of the Gross-Up Payment will be binding upon Company and Executive.
     (3) The federal, state and local income or other tax returns filed by Executive will be prepared and filed on a consistent basis with the determination of the National Firm with respect to the Excise Tax payable by Executive. Executive will report and make proper payment of the amount of any Excise Tax, and at the request of Company, provide to Company true and correct copies (with any amendments) of Executive’s federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by Company, evidencing such payment. If prior to the filing of Executive’s federal income tax return, or corresponding state or local tax return, if relevant, the National Firm determines that the amount of the Gross-Up Payment should be reduced, Executive will within 5 business days pay to Company the amount of such reduction.
     (4) The fees and expenses of the National Firm for its services in connection with the determinations and calculations contemplated by Paragraph 1 will be borne by Company. If such fees and expenses are initially paid by Executive, Company will reimburse Executive the full amount of such fees and expenses within 5 business days after receipt from Executive of a statement therefor and reasonable evidence of Executive’s payment thereof.

     (5) Executive will notify Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by Company of a Gross-Up Payment. Such notification will be given as promptly as practicable but no later than 10 business days after Executive actually receives notice of such claim and Executive will further apprise Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by Executive). Executive will not pay such claim prior to the expiration of the 30-calendar-day period following the date on which Executive gives such notice to Company or, if earlier, the date that any payment of amount with respect to such claim is due. If Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive will:
     (A) provide Company with any written records or documents in Executive’s possession relating to such claim reasonably requested by Company;
     (B) take such action in connection with contesting such claim as Company reasonably requests in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by Company;
     (C) cooperate with Company in good faith in order effectively to contest such claim; and
     (D) permit Company to participate in any proceedings relating to such claim;
provided, however, that Company will bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and will indemnify and hold harmless Executive, on an after-tax basis, for and against any Excise Tax or income or other tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Paragraph 5, Company will control all proceedings taken in connection with the contest of any claim contemplated by this Paragraph 5 and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that Executive may participate therein at Executive’s own cost and expense) and may, at its option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Company determines; provided, however, that if Company directs Executive to pay the tax claimed and sue for a refund, Company will, as permitted by applicable law, advance the amount of such payment to Executive on an interest-free basis and will indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Company’s control of any such contested claim will be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive will be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.
     (6) If, after the receipt by Executive of an amount advanced by Company pursuant to Paragraph 5, Executive receives any refund with respect to such claim, Executive will (subject to Company’s complying with the requirements of Paragraph 5) promptly pay to Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by Executive of an amount advanced by Company pursuant to Paragraph 5, a determination is made that Executive is not entitled to any refund with respect to such claim and Company does not notify Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance will be forgiven and will not be required to be repaid and the amount of any such advance will offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by Company to Executive pursuant to Section 5 and this Annex C.
     (7) Notwithstanding any provision of this Agreement to the contrary, but giving effect to any redetermination of the amount of Gross-Up payments otherwise required by this Annex A, if (A) but for this sentence, Company would be obligated to make a Gross-Up Payment to Executive and (B) the aggregate “present value” of the “parachute payments” to be paid or provided to Executive under this Agreement or otherwise does not exceed 1.15 multiplied by three times Executive’s “base amount,” , then the payments and benefits to be paid or provided under this Agreement will be reduced (or repaid to Company, if previously paid or provided) to the minimum extent necessary so that no portion of any payment or benefit to Executive, as so reduced or repaid, constitutes an “excess parachute payment.” For purposes of this Paragraph 7, the terms “excess parachute payment,” “present value,” “parachute payment,” and “base amount” will have the meanings assigned to them by Section 280G of the Code. The determination of whether any reduction in or repayment of such payments or benefits to be provided under this Agreement is required pursuant to this Paragraph 7 will be made at the expense of Company, if requested by Executive or Company, by the National Firm. Appropriate adjustments will be made to amounts previously paid to Executive, or to amounts not paid pursuant to this Paragraph 7, as the case may be, to reflect properly a subsequent determination that Executive owes more or less Excise Tax than the amount previously determined to be due. In the event that any payment or benefit intended to be provided under this Agreement or otherwise is required to be reduced or repaid pursuant to this Paragraph 7, Executive will be entitled to designate the payments and/or benefits to be so reduced or repaid in order to give effect to this Paragraph 7. Company will provide Executive with all information reasonably requested by Executive to permit Executive to make such designation. In the event that Executive fails to make such designation within 10 business days prior to the Termination Date or other due date, Company may effect such reduction or repayment in any manner it deems appropriate.

FORM B OF SEVERANCE AGREEMENT
THE SHERWIN-WILLIAMS COMPANY
SEVERANCE AGREEMENT
     THIS SEVERANCE AGREEMENT (this “Agreement”), dated as of                     , 20___, is made and entered into by and between THE SHERWIN-WILLIAMS COMPANY, an Ohio corporation (“Company”) and                                                              (“Executive”).
RECITALS:
A.	Executive is a senior executive of Company or one or more of its Subsidiaries (as defined below) and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of Company.

B.	Company recognizes that the possibility of a Change in Control (as defined below) exists and that such possibility, and the uncertainty it may create among management, may result in the distraction or departure of management personnel, to the detriment of Company and its stockholders.

C.	Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives, including Executive, applicable in the event of a Change in Control.

D.	Company wishes to ensure that its senior executives are not unduly distracted by the circumstances attendant to the possibility of a Change in Control and to encourage the continued attention and dedication of such executives, including Executive, to their assigned duties with Company.

E.	Company desires to provide additional inducement for Executive to continue to remain in the employ of Company.
     NOW, THEREFORE, Company and Executive agree as follows:
1.	Certain Defined Terms. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:
          (a) “Base Pay” means Executive’s annual base salary rate as in effect from time to time.
          (b) “Board” means the Board of Directors of Company.
          (c) “Cause” means that, prior to any termination pursuant to Section 3(a)(iii), Executive shall have:
          (d) been convicted of a criminal violation involving, in each case, fraud, embezzlement or theft in connection with Executive’s duties or in the course of Executive’s employment with Company or any Subsidiary;
          (i) committed intentional wrongful damage to property of Company or any Subsidiary; or

          (ii) committed intentional wrongful disclosure of secret processes or confidential information of Company or any Subsidiary;
and any such act shall have been demonstrably and materially harmful to Company. For purposes of this Agreement, no act or failure to act on the part of Executive will be deemed “intentional” if it was due primarily to an error in judgment or negligence, but will be deemed “intentional” only if done or omitted to be done by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of Company. Notwithstanding the foregoing, Executive will not be deemed to have been terminated for “Cause” hereunder unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the Board then in office (excluding Executive if Executive is then a member of the Board) at a meeting of the Board called and held for such purpose, after reasonable notice to Executive and an opportunity for Executive, together with Executive’s counsel (if Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, Executive had committed an act constituting “Cause” as herein defined and specifying the particulars thereof in reasonable detail. Nothing herein will limit the right of Executive or Executive’s beneficiaries to contest the validity or propriety of any such determination.
          (e) “Change in Control” means the occurrence during the Term of any of the following events:
          (i) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding Voting Stock of Company; provided, however, that:
          (1) for purposes of this Section 1(d)(i), the following acquisitions will not constitute a Change in Control: (A) any acquisition of Voting Stock directly from Company that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock by Company or any Subsidiary, (C) any acquisition of Voting Stock by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Company or any Subsidiary, and (D) any acquisition of Voting Stock by any Person pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of Section 1(d)(iii) below;
          (2) if any Person is or becomes the beneficial owner of 20% or more of combined voting power of the then-outstanding Voting Stock as a result of a transaction described in clause (A) of Section 1(d)(i)(1) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock representing 1% or more of the then-outstanding Voting Stock, other than in an acquisition directly from Company that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;
          (3) a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 20% or more of the Voting Stock as a result of a reduction in the number of shares of Voting Stock outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting

Stock representing 1% or more of the then-outstanding Voting Stock, other than as a result of a stock dividend, stock split or similar transaction effected by Company in which all holders of Voting Stock are treated equally; and
          (4) if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of 20% or more of the Voting Stock inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 20% of the Voting Stock, then no Change in Control shall have occurred as a result of such Person’s acquisition; or
          (ii) a majority of the Board ceases to be comprised of Incumbent Directors; or
          (iii) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), unless, in each case, immediately following such Business Transaction (A) the Voting Stock outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity or any parent thereof), more than 50% of the combined voting power of the then outstanding shares of voting stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns Company or all or substantially all of Company’s assets either directly or through one or more subsidiaries), (B) no Person (other than Company, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding shares of voting stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or
          (iv) approval by the shareholders of Company of a complete liquidation or dissolution of Company, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of Section 1(d)(iii).
          (v) For purposes of this Section 1(d), the term “Incumbent Directors” shall mean, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director initially elected or nominated as a director as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies by or on behalf of such director) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.
          (f) “Code” means the Internal Revenue Code of 1986, as amended.
          (g) “Common Shares” means shares of common stock, no par value, of Company.
          (h) “Employee Benefits” means the perquisites, benefits and service credit for benefits as provided under any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by Company or a Subsidiary), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by Company or a Subsidiary, providing benefits and service credit for benefits at least as great in the aggregate as are payable thereunder immediately prior to a Change in Control.
          (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (j) “Good Reason” means the occurrence of one or more of the following events:
          (i) Failure to elect or reelect or otherwise to maintain Executive in the office or the position, or a substantially equivalent or better office or position, of or with Company and/or a Subsidiary (or any successor thereto by operation of law or otherwise), as the case may be, which Executive held immediately prior to a Change in Control, or the removal of Executive as a Director of Company and/or a Subsidiary (or any successor thereto) if Executive shall have been a Director of Company and/or a Subsidiary immediately prior to the Change in Control;
          (ii) Failure of Company to remedy any of the following within 10 calendar days after receipt by Company of written notice thereof from Executive: (A) a significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with Company and any Subsidiary which Executive held immediately prior to the Change in Control, (B) a reduction in Executive’s Base Pay received from Company and any Subsidiary, (C) a reduction in Executive’s Incentive Pay opportunity as compared with the Incentive Pay opportunity most recently paid prior to the Change in Control, or (D) the termination or denial of Executive’s rights to Employee Benefits or a reduction in the scope or value thereof;
          (iii) The liquidation, dissolution, merger, consolidation or reorganization of Company or the transfer of all or substantially all of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise) to which all or substantially all of its business and/or assets have been transferred (by operation of law or otherwise) assumed all duties and obligations of Company under this Agreement pursuant to Section 11(a);
          (iv) Company requires Executive to have Executive’s principal location of work changed to any location that is in excess of 30 miles from the location thereof immediately prior to the Change in Control, or requires Executive to travel away from Executive’s office in the course of discharging Executive’s responsibilities or duties hereunder at least 20% more (in terms of aggregate days in any calendar year or in any calendar quarter when annualized for purposes of comparison to any prior year) than was required of Executive in any of the three full years immediately prior to the Change in Control without, in either case, Executive’s prior written consent; or
          (v) Without limiting the generality or effect of the foregoing, any material breach of this Agreement by Company or any successor thereto.
          (k) “Incentive Pay” means an annual bonus, incentive or other payment of compensation, in addition to Base Pay, made or to be made in regard to services rendered in any year pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of Company or a Subsidiary, or any successor thereto. “Incentive Pay” does not include any stock option, stock appreciation, stock purchase, restricted stock, private equity, long-

term incentive or similar plan, program, arrangement or grant, whether or not provided under a plan, program or arrangement described in the preceding sentence.
          (l) “Severance Period” means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control, or (ii) Executive’s death;
          (m) “Subsidiary” means an entity in which Company directly or indirectly beneficially owns 50% or more of the outstanding voting stock of such entity.
          (n) “Term” means the period commencing as of the date hereof and expiring on the close of business on December 31, 2008; provided, however, that (i) commencing on January 1, 2008 and each January 1 thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, Company or Executive shall have given notice that Company or Executive, as the case may be, does not wish to have the Term extended; (ii) if a Change in Control occurs during the Term, the Term will expire on the last day of the Severance Period; and (iii) subject to Section 3(c), if, prior to a Change in Control, the Executive ceases for any reason to be a corporate officer or operating president of Company and any Subsidiary, thereupon without further action the Term shall be deemed to have expired and this Agreement will immediately terminate and be of no further effect; provided however, that this Section 1(m)(iii) shall not apply to terminate the Agreement with respect to any Executive who had a Severance Pay Agreement or Amended and Restated Severance Pay Agreement between Company and Executive in effect on February 20, 2007 and who entered into this Agreement effective February 21, 2007. For purposes of this Section 1(m), the Executive shall not be deemed to have ceased to be an employee of Company and any Subsidiary by reason of the transfer of the Executive’s employment between Company and any Subsidiary, or among any Subsidiaries.
          (o) “Termination Date” means the date on which Executive’s employment is terminated (the effective date of which will be the date of termination, or such other date that may be specified by Executive if the termination is pursuant to Section 3(b)).
          (p) “Voting Stock” means at any time, the then-outstanding securities entitled to vote generally in the election of directors of Company.
     2. Operation of Agreement. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, except as provided in Section 3(c), this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement will become immediately operative.
     3. Termination Following a Change in Control.
          (a) In the event of the occurrence of a Change in Control, Executive’s employment may be terminated by Company or a Subsidiary during the Severance Period (or pursuant to Section 3(c)) and Executive will be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:
          (i) Executive’s death;
          (ii) If Executive becomes permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, Executive immediately prior to the Change in Control; or

          (iii) Cause.
If, during the Severance Period, Executive’s employment is terminated by Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), Executive will be entitled to the benefits provided by Section 4.
          (b) In the event of the occurrence of a Change in Control, Executive may terminate employment with Company and any Subsidiary during the Severance Period for Good Reason with the right to severance compensation as provided in Section 4 regardless of whether any other reason, other than Cause, for such termination exists or has occurred, including without limitation other employment.
          (c) Anything in this Agreement to the contrary notwithstanding, if a Change in Control occurs and not more than 90 days prior to the date on which the Change in Control occurs, Executive’s employment with Company is terminated by Company, such termination of employment will be deemed to be a termination of employment after a Change in Control for purposes of this Agreement if Executive has reasonably demonstrated that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control, or (ii) otherwise arose in connection with or in anticipation of a Change in Control.
          (d) A termination of employment pursuant to Section 3(a), 3(b) or 3(c) will not affect any rights that Executive may have pursuant to any agreement, policy, plan, program or arrangement of Company or Subsidiary providing Employee Benefits, which rights will be governed by the terms thereof, except for any rights to severance compensation to which Executive may be entitled upon termination of employment pursuant to any employment or severance agreement or employee plan (“Other Arrangements”), which rights will be deemed to have been satisfied to the extent and only to the extent comparable benefits are provided under this Agreement. This Section 3(d) is intended to avoid duplication of payments and benefits under this Agreement and under the Other Arrangements and this Section should be interpreted as being intended to insure that, in circumstances in which Executive is entitled to severance and other benefits under Section 4 of this Agreement and under the Other Arrangements, the total severance amounts and value of benefits received by Executive will be equal to the amounts and benefits provided under the agreement or arrangement that provides for the greatest amounts and benefits, but Executive shall not be entitled to duplication of such amounts and benefits.
     4. Severance Compensation.
          (a) If, following the occurrence of a Change in Control, Company or Subsidiary terminates Executive’s employment during the Severance Period other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), or if Executive terminates Executive’s employment pursuant to Section 3(b), Company will be obligated to make the following payments and provide the following benefits to Executive.
          (i) Within ten business days after the occurrence of an event described in Section 4(a) above, Company shall pay, in a lump sum, an amount equal to two and one-half (2-1/2) times the sum of (A) Base Pay (at the highest rate in effect for any period within three years prior to the Termination Date), plus (B) an amount equal to the greater of: (x) the average of the Incentive Pay earned or received by Executive during the three year period immediately preceding the Termination Date, or (y) the Executive’s target Incentive Pay for the year in which the Termination Date occurs (assuming the Executive achieves 100% of any stated goals); provided, however, that if payment to Executive would constitute a “deferral of compensation” under Section 409A of the Code, Executive (or Executive’s beneficiary) will receive payment of the amounts described in this Section 4(a)(i) upon the earlier of (i) six (6) months following Executive’s “separation from service” with Company (as such phrase is defined in Section 409A of the Code) or (ii) Executive’s death.

          (ii) For a period of eighteen (18) months following the Termination Date (the “Continuation Period”), Company shall arrange to provide Executive, at no cost to Executive, with medical and dental benefits substantially similar to those that Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 1(i)(ii)). The Continuation Period shall be considered to be the period during which Executive shall be eligible for continuation coverage under Section 4980B of the Code, and Company shall reimburse Executive for the amount of the premiums for such continuation coverage; provided, however that without otherwise limiting the purposes or effect of Section 6, the benefits otherwise receivable by Executive pursuant to this Section 4(a)(ii) will be reduced to the extent comparable welfare benefits are actually received by Executive from another employer during the Continuation Period following Executive’s Termination Date, and any such benefits actually received by Executive shall be reported by Executive to Company. If any benefit described in this Section 4(a)(ii) is subject to tax, Company will pay to Executive an additional amount such that after payment by Executive or Executive’s dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, if Company determines that the provision of benefits under this Section 4(a)(ii) is likely to result in negative tax consequences to Executive, Company will use its reasonable best efforts to make other arrangements to provide a substantially similar benefit to Executive that does not have such negative tax consequences, which may include, making a lump sum payment at the earliest time permitted under Section 409A of the Code, in an amount equal to Company’s reasonable determination of the present value of any such benefits that, if provided, would result in negative tax consequences to Executive and/or providing such benefit through insurance coverage on Executive’s behalf.
          (iii) Executive shall be entitled to outplacement services by a firm selected by Executive, at the expense of Company in an amount not to exceed ten percent (10%) of Base Pay; provided, however, that all such outplacement services must be completed, and all payments by Company must be made, by December 31 of the second calendar year following the calendar year in which the Termination Date occurs.
          (b) Without limiting the rights of Executive at law or in equity, if Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the “prime rate” as set forth from time to time during the relevant period in The Wall Street Journal “Money Rates” column. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.
          (b) Unless otherwise expressly provided by the applicable plan, program or agreement, after the occurrence of a Change in Control, Company will pay in cash to Executive a lump sum amount equal to the sum of (i) any unpaid Incentive Pay that would have been earned, accrued, allocated or awarded to Executive for any performance period ending prior to the Change in Control (regardless of whether (x) payment of such compensation is contingent on the continuing performance of services by Executive or (y) the bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement pursuant to which such Incentive Pay would otherwise be payable permits pro-ration), plus (ii) the value of any annual bonus or long-term Incentive Pay (including, without limitation, incentive-based annual cash bonuses and performance units, but not including any equity-based compensation or compensation provided under a qualified plan) payable pursuant to any performance period that is outstanding on the date of the Change in Control. Such payment will be made at the earlier of (x) the date prescribed for payment pursuant to the applicable plan, program or agreement, and (y) within five business days after the Change in Control. In the case of clauses (i) and (ii), any applicable vesting requirements will be disregarded. In the case of clause (ii), the amount will be calculated at the greater of (1) the plan target or payout rate and (2) the amount determined based on Company’s actual results relative to the applicable performance criteria as if the performance period had ended on the date of the Change in Control, which amount will be prorated on the basis of the number of days of Executive’s participation during the applicable performance period to which the incentive pay related divided by the aggregate number of days in such performance period, taking into account service rendered through the payment date.
     5. Certain Additional Payments by the Company.
          (a) Anything in this Agreement to the contrary notwithstanding, but subject to Paragraph 7 of Annex A, in the event that this Agreement becomes operative and it is determined (as hereafter provided) that any payment (other than the Gross-Up payments provided for in this Section 5 and Annex A) or distribution by Company or any of its affiliates to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, performance share, performance unit, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a “Payment”), would be subject to the excise tax imposed by Section 4999 of the Code (or any successor provision thereto) by reason of being considered “contingent on a change in ownership or control” of Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the “Excise Tax”), then Executive will be entitled to receive an additional payment or payments (collectively, a “Gross-Up Payment”); provided, however, that no Gross-up Payment will be made with respect to the Excise Tax, if any, attributable to (i) any incentive stock option, as defined by Section 422 of the Code (“ISO”) granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment will be in an amount such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment. For purposes of determining the amount of the Gross-Up Payment, Executive will be considered to pay (x) federal income taxes at the highest rate in effect in the year in which the Gross-Up Payment will be made, (y) federal employment taxes; and and (z) state and local income taxes at the highest rate in effect in the state or locality in which the Gross-Up Payment would be subject to state or local tax, net of the maximum reduction in federal income tax that could be obtained from deduction of such state and local taxes.
          (b) The obligations set forth in Section 5(a) will be subject to the procedural provisions described in Annex A.
     6. No Mitigation Obligation. Company hereby acknowledges that it will be difficult and may be impossible for Executive to find reasonably comparable employment following Termination Date. Accordingly, the payment of the severance compensation by Company to Executive in accordance with the terms of this Agreement is hereby acknowledged by Company to be reasonable, and Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of Executive hereunder or otherwise.
     7. Legal Fees and Expenses.
          (a) It is the intent of Company that Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive’s rights in connection with any dispute arising under this Agreement because the cost and expense thereof would substantially detract from the benefits intended to be extended to Executive hereunder. Accordingly, if it should appear to Executive that Company has failed to comply with any of its obligations under this

Agreement or in the event that Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any proceeding designed to deny, or to recover from, Executive the benefits provided or intended to be provided to Executive hereunder, Company irrevocably authorizes Executive from time to time to retain counsel of Executive’s choice, at the expense of Company as hereafter provided, to advise and represent Executive in connection with any such dispute or proceeding. Notwithstanding any existing or prior attorney-client relationship between Company and such counsel, Company irrevocably consents to Executive’s entering into an attorney-client relationship with such counsel, and in that connection Company and Executive agree that a confidential relationship will exist between Executive and such counsel. Without respect to whether Executive prevails, in whole or in part, in connection with any of the foregoing, Company will pay and be solely financially responsible for any and all attorneys’ and related fees and expenses incurred by Executive in connection with any of the foregoing. Such payments will be made within five business days after delivery of Executive’s written requests for payment, accompanied by such evidence of fees and expenses incurred as Company may reasonably require.
          (b) In order to secure the benefits to be received by Executive pursuant to this Agreement and similar arrangements with other executives, Company shall establish one or more trust funds (the “Trust”). Company will deposit in such Trust, within five (5) business days after the occurrence of an event that in the reasonable opinion of the Board will likely result in a Change in Control, an amount equal to approximately the maximum aggregate benefits that could be payable to Executive under the terms of this Agreement. Any funds which may be placed into the Trust under this Agreement shall continue for all purposes to be a part of the general funds of Company subject to the claims of Company’s creditors in the event of Company’s insolvency and no person shall by virtue of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of Company. Executive shall be entitled to receive distributions from the funds held in the Trust pursuant to the terms and conditions of this Agreement and the agreement establishing the Trust between Company and the trustee. If prior to the date of a Change in Control, the Board has actual knowledge that all third parties have abandoned or terminated their efforts to effect a Change in Control and a Change in Control at that time is unlikely and the Board so advises Executive, the trust funds and interest earned thereon, if any, shall be returned to Company by the trustee. Notwithstanding the provisions of this Section 6(b), failure by Company to place such funds in Trust in no way relieves Company from its financial obligations and responsibilities to Executive under the terms of this Agreement.
          (c) All benefits to be paid pursuant to this Agreement, including any amounts paid pursuant to Section 6(a) which were not paid through the Trust established pursuant to Section 6(b), shall be paid from the general assets of the Company.
     8. Employment Rights. Nothing expressed or implied in this Agreement will create any right or duty on the part of Company or Executive to have Executive remain in the employment of Company or any Subsidiary prior to or following any Change in Control.
     9. Withholding of Taxes. Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as Company is required to withhold pursuant to any applicable law, regulation or ruling.
     10. Successors and Binding Agreement.
          (a) Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of Company, by agreement in form and substance reasonably satisfactory to Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of Company and any successor to Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the “Company” for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by Company.
          (b) This Agreement will inure to the benefit of and be enforceable by Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.
          (c) This Agreement is personal in nature and neither of the parties hereto will, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 10(a) and 10(b). Without limiting the generality or effect of the foregoing, Executive’s right to receive payments hereunder will not be assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive’s will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 10(c), Company will have no liability to pay any amount so attempted to be assigned, transferred or delegated.
     11. Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as FedEx or UPS, addressed to Company (to the attention of the Secretary of Company) at its principal executive office and to Executive at Executive’s principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.
     12. Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Ohio and federal law, without giving effect to the principles of conflict of laws of such State, except as expressly provided herein.
     13. Validity. If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid or otherwise unenforceable, the remainder of this Agreement and the application of such provision to any other person or circumstance will not be affected, and the provision so held to be invalid or otherwise unenforceable will be reformed to the extent (and only to the extent) necessary to make it enforceable or valid.
     14. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party that are not set forth expressly in this Agreement. The headings used in this Agreement are intended for convenience or reference only and will not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any provision of this Agreement. References to Sections are to Sections of this Agreement. Any reference in this Agreement to a provision of a statute, rule or regulation will also include any successor provision thereto.

     15. Effect on Prior Agreements. This Agreement shall expressly supersede and render null, void and invalid any prior severance pay agreement or agreements of a similar nature previously entered into by and between Company and Executive with respect to the subject matter of this Agreement, including but not limited to any Amended and Restated Severance Pay Agreement, effective as of April 23, 1997 or Severance Pay Agreement effective as of a subsequent date but prior to the effective date of this Agreement, between Company and Executive.
     16. Dispute Resolution. Any dispute between the parties under this Agreement will be resolved (except as provided below) through informal arbitration by an arbitrator selected under the rules of the American Arbitration Association for arbitration of employment disputes (located in the city in which Company’s principal executive offices in the United States are based) and the arbitration will be conducted in that location under the rules of said Association. Each party will be entitled to present evidence and argument to the arbitrator. The arbitrator will have the right only to interpret and apply the provisions of this Agreement and may not change any of its provisions, except as expressly provided in Section 13. The arbitrator will permit reasonable pre-hearing discovery of facts, to the extent necessary to establish a claim or a defense to a claim, subject to supervision by the arbitrator. The determination of the arbitrator will be conclusive and binding upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The arbitrator will give written notice to the parties stating the arbitrator’s determination, and will furnish to each party a signed copy of such determination. The expenses of arbitration will be borne equally by Company and Executive or as the arbitrator equitably determines consistent with the application of state or federal law; provided, however, that Executive’s share of such expenses will not exceed the maximum permitted by law. Any arbitration or action pursuant to this Section 16 will be governed by and construed in accordance with the substantive laws of the State of Ohio and, where applicable, federal law, without giving effect to the principles of conflict of laws of such State.
     17. Survival. Notwithstanding any provision of this Agreement to the contrary, the parties’ respective rights and obligations under Sections 3(d), 4, 5, 7, 9, 10(b), 16 and 18 will survive any termination or expiration of this Agreement or the termination of Executive’s employment following a Change in Control for any reason whatsoever.
     18. Beneficiaries. Executive will be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following Executive’s death, and may change such election, in either case by giving Company written notice thereof in accordance with Section 11. In the event of Executive’s death or a judicial determination of Executive’s incompetence, reference in this Agreement to “Executive” will be deemed, where appropriate, to Executive’s beneficiary, estate or other legal representative.
     19. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.
     20. Section 409A of the Code. To the extent applicable, it is intended that this Agreement comply with the provisions of Section 409A of the Code. This Agreement shall be administered in a manner consistent with this intent, and any provision that would cause the Agreement to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by Company without the consent of Executive).

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

THE SHERWIN-WILLIAMS COMPANY
By:
[Name and Title]

[Executive]

Annex A
EXCISE TAX GROSS-UP PROCEDURAL PROVISIONS
     (1) Subject to the provisions of Paragraph 5, all determinations required to be made under Section 5 and Annex A, including whether an Excise Tax is payable by Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by Company to Executive and the amount of such Gross-Up Payment, if any, will be made by a nationally recognized accounting firm or benefits consulting firm (the “National Firm”) selected by the Executive in Executive’s sole discretion. Executive will direct the National Firm to submit its determination and detailed supporting calculations to both Company and Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by Company or Executive. If the National Firm determines that any Excise Tax is payable by Executive, Company will pay the required Gross-Up Payment to Executive within 5 business days after receipt of such determination and calculations with respect to any Payment to Executive. If the National Firm determines that no Excise Tax is payable by Executive with respect to any material benefit or amount (or portion thereof), it will, at the same time as it makes such determination, furnish Company and Executive with an opinion that Executive has substantial authority not to report any Excise Tax on Executive’s federal, state or local income or other tax return with respect to such benefit or amount. As a result of the uncertainty in the application of Section 4999 of the Code and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the National Firm hereunder, it is possible that Gross-Up Payments that will not have been made by Company should have been made (an “Underpayment”), consistent with the calculations required to be made hereunder. In the event that Company exhausts or fails to pursue its remedies pursuant to Paragraph 5 and Executive thereafter is required to make a payment of any Excise Tax, Executive will direct the National Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both Company and Executive as promptly as possible. Any such Underpayment will be promptly paid by Company to, or for the benefit of, Executive within 5 business days after receipt of such determination and calculations.
     (2) Company and Executive will each provide the National Firm access to and copies of any books, records and documents in the possession of Company or Executive, as the case may be, reasonably requested by the National Firm, and otherwise cooperate with the National Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Paragraph 1. Any determination by the National Firm as to the amount of the Gross-Up Payment will be binding upon Company and Executive.
     (3) The federal, state and local income or other tax returns filed by Executive will be prepared and filed on a consistent basis with the determination of the National Firm with respect to the Excise Tax payable by Executive. Executive will report and make proper payment of the amount of any Excise Tax, and at the request of Company, provide to Company true and correct copies (with any amendments) of Executive’s federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by Company, evidencing such payment. If prior to the filing of Executive’s federal income tax return, or corresponding state or local tax return, if relevant, the National Firm determines that the amount of the Gross-Up Payment should be reduced, Executive will within 5 business days pay to Company the amount of such reduction.
     (4) The fees and expenses of the National Firm for its services in connection with the determinations and calculations contemplated by Paragraph 1 will be borne by Company. If such fees and expenses are initially paid by Executive, Company will reimburse Executive the full amount of such fees and expenses within 5 business days after receipt from Executive of a statement therefor and reasonable evidence of Executive’s payment thereof.

     (5) Executive will notify Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by Company of a Gross-Up Payment. Such notification will be given as promptly as practicable but no later than 10 business days after Executive actually receives notice of such claim and Executive will further apprise Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by Executive). Executive will not pay such claim prior to the expiration of the 30-calendar-day period following the date on which Executive gives such notice to Company or, if earlier, the date that any payment of amount with respect to such claim is due. If Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive will:
     (A) provide Company with any written records or documents in Executive’s possession relating to such claim reasonably requested by Company;
     (B) take such action in connection with contesting such claim as Company reasonably requests in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by Company;
     (C) cooperate with Company in good faith in order effectively to contest such claim; and
     (D) permit Company to participate in any proceedings relating to such claim;
provided, however, that Company will bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and will indemnify and hold harmless Executive, on an after-tax basis, for and against any Excise Tax or income or other tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Paragraph 5, Company will control all proceedings taken in connection with the contest of any claim contemplated by this Paragraph 5 and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that Executive may participate therein at Executive’s own cost and expense) and may, at its option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Company determines; provided, however, that if Company directs Executive to pay the tax claimed and sue for a refund, Company will, as permitted by applicable law, advance the amount of such payment to Executive on an interest-free basis and will indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Company’s control of any such contested claim will be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive will be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.
     (6) If, after the receipt by Executive of an amount advanced by Company pursuant to Paragraph 5, Executive receives any refund with respect to such claim, Executive will (subject to Company’s complying with the requirements of Paragraph 5) promptly pay to Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by Executive of an amount advanced by Company pursuant to Paragraph 5, a determination is made that Executive is not entitled to any refund with respect to such claim and Company does not notify Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance will be forgiven and will not be required to be repaid and the amount of any such advance will offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by Company to Executive pursuant to Section 5 and this Annex C.
     (7) Notwithstanding any provision of this Agreement to the contrary, but giving effect to any redetermination of the amount of Gross-Up payments otherwise required by this Annex A, if (A) but for this sentence, Company would be obligated to make a Gross-Up Payment to Executive and (B) the aggregate “present value” of the “parachute payments” to be paid or provided to Executive under this Agreement or otherwise does not exceed 1.15 multiplied by three times Executive’s “base amount,” , then the payments and benefits to be paid or provided under this Agreement will be reduced (or repaid to Company, if previously paid or provided) to the minimum extent necessary so that no portion of any payment or benefit to Executive, as so reduced or repaid, constitutes an “excess parachute payment.” For purposes of this Paragraph 7, the terms “excess parachute payment,” “present value,” “parachute payment,” and “base amount” will have the meanings assigned to them by Section 280G of the Code. The determination of whether any reduction in or repayment of such payments or benefits to be provided under this Agreement is required pursuant to this Paragraph 7 will be made at the expense of Company, if requested by Executive or Company, by the National Firm. Appropriate adjustments will be made to amounts previously paid to Executive, or to amounts not paid pursuant to this Paragraph 7, as the case may be, to reflect properly a subsequent determination that Executive owes more or less Excise Tax than the amount previously determined to be due. In the event that any payment or benefit intended to be provided under this Agreement or otherwise is required to be reduced or repaid pursuant to this Paragraph 7, Executive will be entitled to designate the payments and/or benefits to be so reduced or repaid in order to give effect to this Paragraph 7. Company will provide Executive with all information reasonably requested by Executive to permit Executive to make such designation. In the event that Executive fails to make such designation within 10 business days prior to the Termination Date or other due date, Company may effect such reduction or repayment in any manner it deems appropriate.